Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
a.In January 2026, the Company completed the purchases of the three 2016-built Aframax / LR2 tankers described in note 21(b) and paid the remaining balance related to one of the tankers using cash on hand. Upon the completion of these purchases, the Company bareboat chartered out each tanker to the seller for periods between four and eight months.

b.In January 2026, the Company completed the sale of one Suezmax tanker for a price of $33.0 million. The vessel and its related bunker and lube oil inventories were classified as held for sale in the consolidated balance sheet as at December 31, 2025 (note 15).

c.In January 2026 and February 2026, the Company entered into agreements to sell one Suezmax tanker and one VLCC tanker for a combined sales price of $124.5 million. The Suezmax tanker was delivered to its purchaser during March 2026, and the VLCC tanker is expected to be delivered to its purchaser during the second quarter of 2026.

d.In February 2026, the Company's Board of Directors declared a fixed quarterly cash dividend in the amount of $0.25 per outstanding common share for the quarter ended December 31, 2025. The dividend is payable on March 13, 2026 to all of Teekay Tankers Ltd.'s shareholders of record on March 2, 2026.